UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2021

Runway Growth Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 N. Michigan Ave., Suite 4200, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 281-6270

Runway Growth Credit Fund Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2021, Runway Growth Finance Corp. (the “Company”) entered into a license agreement (the “License Agreement”) with Runway Growth Capital LLC,  the Company’s investment adviser (the “Licensor”), pursuant to which the Licensor granted the Company a non-exclusive, royalty free license to use the “Runway Growth Finance” name. Under the License Agreement, the Company has the right to use such name for so long as the Licensor, or one of its affiliates, remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Runway Growth Finance” name or logo.

The description above is only a summary of the material provisions of the License Agreement, and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K, and by this reference incorporated herein.

Item 3.02. Unregistered Sale of Equity Securities.

On September 15, 2021, the Company delivered an optional capital drawdown notice (the “Notice”) to its investors relating to the investors’ remaining unfunded capital commitments. The Notice provided investors with the ability to elect to either (i) fund their remaining unfunded capital commitment in full or (ii) not fund their remaining unfunded capital commitment without being considered in default under the terms of the Subscription Agreement (as defined below), in either case by returning the Notice to the Company no later than September 20, 2021. Pursuant to the Notice, the Company sold 1,265,128 shares of common stock, par value $0.01 per share (the “Common Stock”) for an aggregate offering price of $18,976,917. The sale is expected to close on or about September 29, 2021.

The sale of Common Stock is being made pursuant to subscription agreements (the “Subscription Agreements”) entered into by the Company, on the one hand, and each investor in the Company, on the other hand. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis with a minimum of 10 business days’ prior notice to investors.

The issuance and sale of the Common Stock are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D or Regulation S thereunder, as applicable.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	Trademark License Agreement by and between Runway Growth Capital LLC and the Company, dated September 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Finance Corp.

Date: September 23, 2021	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Treasurer and Secretary